SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

ABERDEEN GLOBAL INCOME FUND, INC.

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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)

and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid

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(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

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Please take a moment

and cast your vote!

IMPORTANT NOTICE REGARDING YOUR

ABERDEEN GLOBAL INCOME FUND, INC.

ANNUAL MEETING OF STOCKHOLDERS

Scheduled for Tuesday, April 15, 2003 at 2:30 p.m. Eastern time

Dear Stockholder:

You have previously received proxy material in connection with the upcoming Annual Meeting of Stockholders for Aberdeen Global Income Fund, Inc. to be held on Tuesday, April 15th. Your Board of Directors has carefully considered each of the proposals and unanimously recommends that the stockholders vote:

  FOR   Election of Directors

  FOR   Amendment of the Fund's Charter

According to our latest records, your voting instructions for this Meeting have not yet been received. Regardless of the number of shares you may own, it is important they be represented at the Meeting. We urge you to please vote using one of the following convenient methods:

Þ BY PHONE:

Call toll-free at 1-866-897-3397. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

Þ BY INTERNET:

Visit www.proxyvote.com and enter the 12-digit control number located on your proxy card.

Þ BY TOUCH-TONE PHONE:

Dial the toll free number found on your proxy card and follow the simple instructions.

Þ BY MAIL:

Simply return your executed proxy in the enclosed postage-paid envelope. Please utilize one of the above options to register your vote since there is no guarantee that we will receive your vote in time for the Meeting.

We have retained a professional proxy solicitation firm, Georgeson Shareholder Communications, Inc. ("GS") to assist you with the voting process. If you have any questions regarding the Meeting agenda or to vote your proxy over the phone, please call toll-free at 1-866-897-3397.

As the date of the Meeting moves closer and we still have not received your proxy, you may receive a call from GS reminding you to exercise your voting rights.

Thank you for your support. Your prompt voting may save the Fund the necessity and expense of further solicitation efforts.

                                                                                                                                                                                   NOBO